UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
December 11, 2018

NEOGENOMICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35756	74-2897368
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12701 Commonwealth Drive, Suite 9, Fort Myers, Florida	33913
(Address of principal executive offices)	(Zip Code)
(239) 768-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 11, 2018, NeoGenomics, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with GE Medical Systems Information Technologies, Inc. (the “Selling Stockholder”) and Morgan Stanley & Co. LLC (the “Underwriter”), relating to the sale of 10,835,145 shares (the “Shares”) of the Company’s common stock, $0.001 par value per share by the Selling Stockholder to the Underwriter at a price of $12.00 per share (the “Offering”). The Company will not receive any proceeds from the sale of the Shares. Certain expenses related to the Offering will be payable by the Company. The Offering is expected to close on December 14, 2018, subject to the satisfaction of customary closing conditions.

The Offering is being made pursuant to a prospectus supplement, dated December 11, 2018, to the prospectus included in the Company’s registration statement on Form S-3 (File No. 333-228743), which was filed on December 11, 2018 and became effective upon filing.

The legal opinion, including the related consent, of Snell & Wilmer L.L.P. relating to the legality of the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K (“Current Report”) and is incorporated herein by reference and supersedes the Exhibit 5.1 filed with the Registration Statement on December 11, 2018.

The Underwriting Agreement contains customary representations, warranties, and agreements by the Company and also provides for customary indemnification by the Company. In addition, pursuant to the terms of the Underwriting Agreement, the Company and certain of its officers, directors and the Selling Stockholder have entered into “lock-up” agreements, subject to certain exceptions, with the Underwriters that generally prohibit the sale, transfer, or other disposition of securities of the Company for a period of 90 days (for the Company and the Selling Stockholder) and 75 days (for the Company’s officers and directors), from the date of the Underwriting Agreement. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report and is incorporated herein by reference. The foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by the Underwriting Agreement.

Item 8.01	Other Events.
On December 12, 2018, the Company issued a press release announcing the pricing of the Offering. A copy of this press release is attached hereto as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

1.1     Underwriting Agreement, dated December 11, 2018, among the Company, GE Medical Systems Information Technologies, Inc. and Morgan Stanley & Co. LLC
5.1     Opinion of Snell & Wilmer L.L.P.
23.1     Consent of Snell & Wilmer L.L.P. (included in Exhibit 5.1)
99.1     Press Release of NeoGenomics, Inc. dated December 12, 2018

Exhibit Index

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement, dated December 11, 2018, among the Company, GE Medical Systems Information Technologies, Inc. and Morgan Stanley & Co. LLC
5.1	Opinion of Snell & Wilmer L.L.P.
23.1	Consent of Snell & Wilmer L.L.P. (included in Exhibit 5.1)
99.1	Press Release of NeoGenomics, Inc. dated December 12, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGENOMICS, INC.

By:	/s/ Sharon A. Virag
Sharon A. Virag
Chief Financial Officer
December 12, 2018